Exhibit (a)(1)(vii)

LETTER OF TRANSMITTAL

To Tender Shares of $2.125 Depositary Convertible Exchangeable

Preferred Shares (Each of which Represents One-Tenth of a Share of $21.25

Convertible Exchange Preferred Stock) at $25.00 Net per Share

of

PERINI CORPORATION

Tendered Pursuant to the Offer to Purchase

Dated March 31, 2003, as Amended

THE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME,

ON MONDAY, JUNE 9, 2003, UNLESS THE TENDER OFFER

IS EXTENDED (THE “EXPIRATION DATE”)

The Depositary for the Offer is:

EquiServe Trust Company, N.A.

Depositary Addresses:

By First Class Mail:	By Overnight Courier:	By Hand:

EquiServe Trust Company, N.A. Attn: Corporate Actions/Perini P.O. Box 43025 Providence, RI 02940-3025	EquiServe Trust Company, N.A. Attn: Corporate Actions/Perini 40 Campanelli Drive Braintree, MA 02184	Securities Transfer & Reporting Services, Inc. EquiServe Trust Company, N.A. 100 William Street, Galleria New York, NY 10038

Facsimile for Guaranteed Delivery: (781) 575-4827

(Eligible Institutions Only)

Confirmation of Receipt of Guaranteed Delivery: (781) 575-4816

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE COPY NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Offer to Purchase dated March 31, 2003, as amended and supplemented by the Supplement dated May 8, 2003 (as it may be further supplemented, modified or amended from time to time, the “Offer to Purchase” and collectively with this Letter of Transmittal, the “Offer”) of Perini Corporation, a Massachusetts corporation (the “Company”).

DESCRIPTION OF DEPOSITARY SHARES TENDERED (See Instructions 3 and 4)

Name(s) and Address(es) of Registered Holder(s): (Please Fill in, if Blank, Exactly as Name(s) appear(s) on Depositary Receipts (Attach Additional Signed List, if Necessary)	Depositary Shares Tendered*

	Receipt Number(s)**	Total Number of Depositary Shares Represented By Receipt(s)**	Number of Depositary Shares Tendered***

Total Depositary
Shares Tendered

*       If the Depositary Shares tendered hereby are in form of a depositary receipt, the depositary receipts representing such Depositary Shares MUST be returned together with this Letter of Transmittal.

**      Need not be completed for Book-Entry Shares.

***    If you desire to tender fewer than all Depositary Shares evidenced by such depositary receipts listed above, please indicate in this column the number of Depositary Shares you wish to tender. Otherwise, all Depositary Shares evidenced by such depositary receipts will be deemed to have been tendered. See Instruction 4.

☐        CHECK HERE IF YOUR DEPOSITARY RECEIPT(S) FOR DEPOSITARY SHARES OF THE COMPANY HAVE BEEN LOST, STOLEN, MISPLACED OR DESTROYED AND YOU REQUIRE ASSISTANCE WITH RESPECT TO REPLACING SUCH RECEIPTS(S). SEE INSTRUCTION 13.

Number of Depositary Shares represented by lost, stolen, misplaced or destroyed depositary receipts                             .

This Letter of Transmittal is to be used either if (i) depositary receipts representing shares of $2.125 Depositary Convertible Exchangeable Preferred Shares (the “Depositary Shares”) (each of which represents one-tenth of a share of $21.25 Convertible Exchangeable Preferred Stock), are to be forwarded herewith or, unless an Agent’s Message (as defined in Section 4—“Acceptance for Payment and Payment for Depositary Shares” of the Offer to Purchase) is utilized, or (ii) delivery of Depositary Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 5—“Procedures for Tendering Depositary Shares” of the Offer to Purchase). Holders of Depositary Shares (the “Holders”) whose depositary receipts for Depositary Shares are not immediately available or who cannot deliver either the depositary receipts for, or to, their Depositary Shares and all other documents required hereby to the Depositary prior to the Expiration Date must tender their Depositary Shares in accordance with the guaranteed delivery procedures set forth in Section 5—“Procedures for Tendering Depositary Shares” of the Offer to Purchase and Instruction 2 of this Letter of Transmittal. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

All Depositary Shares previously tendered at $20.00 net per share will be deemed to have been tendered at the increased purchase price of $25.00 net per share. As a result, you need not deliver a new Letter of Transmittal unless you wish to tender additional Depository Shares.

BOOK-ENTRY TRANSFER

☐        CHECK HERE IF TENDERED DEPOSITARY SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER). SEE INSTRUCTION 2 OF THIS LETTER OF TRANSMITTAL:

Name of Tendering Institution:

Account Number:

Transfer Code Number:

GUARANTEED DELIVERY

☐        CHECK HERE IF TENDERED DEPOSITARY SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING. SEE INSTRUCTION 2 OF THIS LETTER OF TRANSMITTAL:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution Which Guaranteed Delivery:

Account Number (if delivered by book-entry transfer):

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to Perini Corporation, a Massachusetts corporation (the “Company”), the number of Depositary Shares indicated above. Subject to, and effective upon, the acceptance for purchase of such Depositary Shares tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Depositary Shares as are being tendered hereby. Upon the terms and subject to the conditions of the Offer, the undersigned does hereby irrevocably constitute and appoint EquiServe Trust Company, N.A. (the “Depositary”) as the undersigned’s true and lawful agent and attorney-in-fact, for it and in its name and stead, to sell, assign and transfer such Depositary Shares, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.

The undersigned hereby represents and warrants to the Company that it has full power and authority to tender, exchange, assign and transfer the Depositary Shares, and that when the same are accepted for purchase, the Company will acquire good and unencumbered title to the tendered, free and clear of all liens, restrictions, charges, claims and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver to any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Depositary Shares.

The undersigned hereby represents and warrants to the Company that it has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Depositary Shares may be withdrawn at any time prior to the Expiration Date or as provided in Section 6 of the Offer to Purchase.

The undersigned understands that the valid tender of Depositary Shares pursuant to the procedure described in Section 5—“Procedures for Tendering Depositary Shares” in the Offer to Purchase and in the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. The Company’s acceptance of such Depositary Shares for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer (and if the Offer is further extended or amended, the terms or conditions of any such extension or amendment).

The undersigned understands that the delivery and surrender of the Depositary Shares is not effective, and the risk of loss does not pass to the Company, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidence of authority and any other required documents in form satisfactory to the Company. All questions as to the validity, form, eligibility (including time of receipt) acceptance of tendered Depositary Shares and withdrawal of tendered Depositary Shares will be determined by the Company in its sole discretion, which determination will be final and binding.

Any Depositary Shares that are not accepted for purchase by the Company will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under “Special Payment and Delivery Instructions.” The Company reserves the right, in its sole discretion, to waive any one or more of the conditions to the Offer at any time as set forth in the Offer to Purchase in Section 12—“Conditions of the Offer.” If at the expiration of the Offer, more than 900,000 Depositary Shares are properly tendered and not withdrawn, and all of the other conditions to the Offer are either satisfied or waived by the Company, the Company will buy 900,000 Depositary Shares on a pro rata basis from all tendering Holders of the Depositary Shares based on the number of Depositary Shares tendered by each tendering Holder. All Depositary Shares tendered and not purchased pursuant to the Offer because of proration will be returned to the tendering Holders at the Company’s expense promptly following the Expiration Date.

Unless otherwise indicated herein under “Special Payment Instructions”, please issue the check for the purchase price and/or return any depositary receipts for Depositary Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Depositary Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions”, please mail the check for the purchase price and/or return any depositary receipts for Depositary Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Depositary Shares Tendered”. In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the purchase price and/or return any depositary receipts for Depositary Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such depositary receipts (and any accompanying documents, as appropriate) to the person or persons so indicated. Please credit any Depositary Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” to transfer any Depositary Shares from the name of the registered holder thereof if the Company does not accept for payment any of the Depositary Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 7, and 8)

To be completed ONLY if any depositary receipts for Depositary Shares not purchased, and/or a check for the purchase price of Depositary Shares accepted for payment, is to be issued in the name of someone other than the undersigned.

Issue:        ☐  Check to:

☐  Certificate(s) to:

Name(s)

(Please Print)

Address(es):

(City, State, Zip Code)

(Tax Identification or Social Security Number(s))

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 7 and 8)

To be completed ONLY if any depositary receipts for Depositary Shares not purchased, and/or a check for the purchase price of Depositary Shares accepted for payment and issued in the name of the registered owner(s), is to be sent to someone other than the registered owner(s) or to the registered owner(s) at an address other than that shown above.

Mail:        ☐  Check to:

☐  Certificate(s) to:

Name(s)

(Please Print)

Address(es):

(City, State, Zip Code)

HOLDER(S) OF DEPOSITARY SHARES SIGN HERE

(See Instructions 1 and 6) (Please Also Complete Substitute Form W-9 Contained Herein)

(Please Print Except for Signature)

(Signature(s) Exactly as Depositary Shares Are Registered)

(Signatures of Holder(s))

Dated:                         , 2003

Must be signed by registered owner(s) exactly as name(s) appear(s) on the depositary receipt(s) for Depositary Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6(d). Signature guarantees are required in certain circumstances. See Instruction 1. By signing this Letter of Transmittal, you represent that you have read the entire Letter of Transmittal.

Name(s)

(Please Print Name(s) of Owner(s) Exactly as Shares Are Registered)

Capacity (full title):

Daytime Telephone Number, including Area Code:

Address:

Tax Identification or Social Security Number(s):

Guarantee of Signature(s)

(If required—See Instructions 1 and 6) (Please Print Except for Signature)

Authorized Signature:

                        (Please Print)

Name

Title

Name of Firm

Address

(Include Zip Code)

Telephone Number, including Area Code

Dated:                         , 2003

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.    Guarantee of Signatures.  No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) of Depositary Shares tendered hereby (including, for purposes of this document, a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Depositary Shares), unless such holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” included in this Letter of Transmittal, or (b) the Depositary Shares are tendered for the account of a financial institution that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each an “Eligible Institution” and, collectively, “Eligible Institutions”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6.

2.    Requirements of Tender.  This Letter of Transmittal is to be used only if depositary receipts are to be forwarded herewith or, unless an Agent’s Message (as defined below) is utilized, if delivery of depositary receipts is to be made pursuant to the procedures for book-entry transfer set forth in Section 5—“Procedures for Tendering Depositary Shares” of the Offer to Purchase. For a Holder validly to tender his or her Depositary Shares pursuant to the Offer, either (a) a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents must be received by the Depositary at any of its addresses set forth herein prior to the Expiration Date and either depositary receipts for tendered Depositary Shares must be received by the Depositary at one of such addresses or Depositary Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation (as defined in Section 5—“Procedures for Tendering Depositing Shares” of the Offer to Purchase) must be received by the Depositary), in each case, prior to the Expiration Date, or (b) the tendering Holder must comply with the guaranteed delivery procedures set forth below and in Section 5—“Procedures for Tendering Depositary Shares” of the Offer to Purchase.

Holders whose depositary receipts for Depositary Shares are not immediately available or who cannot complete the procedures for book-entry transfer on a timely basis or whose depositary receipts and all other required documents will not reach the Depositary prior to the Expiration Date must tender their Depositary Shares pursuant to the guaranteed delivery procedures set forth in Section 5—“Procedures for Tendering Shares” of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company must be received by the Depositary prior to the Expiration Date and (c) the depositary receipts for all tendered Depositary Shares in proper form for transfer (or a Book-Entry Confirmation with respect to all such Depositary Shares), together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery as provided in Section 5—“Procedures for Tendering Depositary Shares” of the Offer to Purchase. A “trading day” is any day on which the American Stock Exchange is open for business.

“Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Depositary Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant.

The method of delivery of the Depositary Shares, this Letter of Transmittal and all other required documents, including delivery through any Book-Entry Transfer Facility, is at the election and risk of the tendering Holder. Depositary Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail, with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional Depositary Shares will be purchased. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Depositary Shares for payment.

3.    Inadequate Space.  If the space provided in any of the boxes to be completed is inadequate, the necessary information should be listed on a separate schedule signed by all of the required signatories and attached hereto.

4.    Partial Tenders (Not Applicable to Holders Who Tender by Book-Entry Transfer).  If fewer than all the Depositary Shares evidenced by any depositary receipts submitted are to be tendered, fill in the number of Depositary Shares that are to be tendered in the box entitled “Number of Depositary Shares Tendered”. In any such case, new depositary receipt(s) for the remainder of the Depositary Shares that were evidenced by the old depositary receipt(s) will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the “Special Payment Instructions” or “Special Delivery Instructions” boxes provided on this Letter of Transmittal, promptly after the acceptance of payment of, and payment for the Depositary Shares tendered herewith. All Depositary Shares will be deemed to have been tendered unless otherwise indicated.

5.    Proration.  If more than 900,000 Depositary Shares are properly tendered prior to the Expiration Date (and not timely withdrawn), the Company will purchase Depositary Shares from tendering Holders, in accordance with the terms and subject to the conditions specified in the Offer to Purchase, on a pro rata basis based on the number of Depositary Shares tendered by each tendering Holder. Depositary receipts representing Depositary Shares tendered but not purchased will be returned promptly following the termination, expiration or withdrawal of the Offer, without further expense to the tendering Holder.

6.    Signatures on Letter of Transmittal, Authorizations and Endorsements.

(a)    If this Letter of Transmittal is signed by the registered holder(s) of the Depositary Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the depositary receipt(s) for the Depositary Shares tendered without alteration, enlargement or any change whatsoever.

(b)    If any of the Depositary Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c)    If any of the tendered Depositary Shares are registered in different names (including Depositary Shares attributed to the tendering Holder for Federal income tax purposes under Section 318 of the Code) on several depositary receipts, it is necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of depositary receipts.

(d)    If this Letter of Transmittal or any depositary receipts for Depositary Shares tendered or stock powers relating to Depositary Shares tendered are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

(e)    If this Letter of Transmittal is signed by the registered holder(s) of the Depositary Shares transmitted hereby, no endorsements of depositary receipts or separate stock powers are required unless payment is to be made to, or depositary receipts for Depositary Shares not purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such depositary receipts or stock powers must be guaranteed by an Eligible Institution.

(f)    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the depositary receipt(s) listed thereon, the depositary receipt(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the depositary receipts(s) for the Depositary Shares involved. Signatures on such depositary receipts or stock powers must be guaranteed by an Eligible Institution.

7.    Transfer Taxes.  The Company will pay any transfer taxes payable on the transfer to it of Depositary Shares purchased pursuant to the Offer, provided, however, that if (a) payment of the purchase price is to be made to, or (in the circumstances permitted by the Offer) unpurchased Depositary Shares are to be registered in the name(s) of, any person(s) other than the registered owner(s), or (b) if any tendered depositary receipt(s) are registered, or the Depositary Shares tendered are otherwise held, in the name(s) of any person(s) other than the registered owner, the amount of any transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of such transactions will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

8.    Special Payment and Delivery Instructions.  If depositary receipt(s) for unpurchased Depositary Shares and/or check(s) are to be issued in the name of a person other than the registered owner(s) or if such depositary receipt(s) and/or check(s) are to be sent to someone other than the registered owner(s) or to the registered owner(s) at a different address, the captioned boxes “Special Payment Instructions” and/or “Special Delivery Instructions” in this Letter of Transmittal must be completed.

9.    Determinations of Validity.  All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Company, in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for, any Depositary Shares if, in the opinion of the Company’s counsel, accepting, purchasing or paying for such Depositary Shares would be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender, whether generally or with respect to any particular Depositary Share(s) or Holder(s). The Company’s interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding. No tender of Depositary Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine.

NEITHER THE COMPANY, ITS BOARD OF DIRECTORS, THE INFORMATION AGENT, THE DEALER MANAGER, THE DEPOSITARY NOR ANY OTHER PERSON IS OR WILL BE OBLIGATED TO GIVE ANY NOTICE OF ANY DEFECT OR IRREGULARITY IN ANY TENDER, AND NONE OF THEM WILL INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTICE.

10.    Questions and Requests for Assistance and Additional Copies.  Questions, requests for assistance and requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to Georgeson Shareholder Communications Inc. (the “Information Agent”) at the mailing address provided at the back of this Letter of Transmittal or by telephoning (866) 288-2832. The Information Agent will also provide Holders, upon request, with a Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding (W-8BEN), a Certificate of Foreign Person’s Claim for Exemption From Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States (W-8ECI), a Certificate of Foreign Government or other Foreign Organization for United States Tax Withholding (W-8EXP), or a Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding (W-8IMY). Holders who do not own Depositary Shares directly may also obtain such information and copies from their broker, dealer, commercial bank, trust company or other nominee. Holders who do not own Depositary Shares directly are required to tender their Depositary Shares through their broker, dealer, commercial bank, trust company or other nominee and should NOT submit this Letter of Transmittal to the Depositary.

11.    Federal Backup Withholding.  Tendering U.S. Holders should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal, in order to provide the information and certification necessary to avoid backup withholding. Under the United States federal backup withholding tax rules, 30% of the gross proceeds payable to a tendering U.S. Holder (such as a U.S. citizen or resident alien) under the tender offer generally must be withheld and remitted to the United States Treasury unless the U.S. Holder provides the Depositary with a taxpayer identification number (“TIN,” usually an employer identification number or a social security number) on Substitute Form W-9 and certify under penalties of perjury that the TIN is correct and that the U.S. Holder is not otherwise subject to backup withholding. In addition, failing to furnish the correct TIN or making other false statements, may subject U.S. Holders to certain penalties specified in the Code. If the Depositary is not provided with the correct TIN, the U.S. Holder may be subject to a $50 penalty imposed by the Internal Revenue Service and to a 30% Federal income tax withholding on the payment of the purchase price of all Depositary Shares purchased from such Holder. Additional civil and criminal penalties may be imposed for making intentionally false statements. The box in Part 3 of the

Substitute Form W-9 may be checked (and the “Certificate of Awaiting Taxpayer Identification Number” signed) if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder will have 60 days to get a TIN and provide it to the Depositary before the Depositary will begin backup withholding on payments of the purchase price of Depositary Shares. Certain U.S. Holders are exempted from these backup withholding and reporting requirements, but should nonetheless complete a Substitute Form W-9 to avoid the possible erroneous imposition of backup withholding tax.

12.    Federal Income Tax Withholding on Foreign Holders of Depositary Shares.  The Depositary will withhold United States federal income taxes at a rate of 30% of the gross payment payable to foreign Holders, unless the Depositary determines that an exemption from, or a reduced rate of, withholding tax is applicable because this income is exempt from U.S. taxation, because a tax treaty provides for a different withholding rate, because the foreign Holder is exempt from U.S. withholding, or because such gross payment is effectively connected with the conduct of a trade or business by the foreign Holder within the United States. A foreign Holder that is a fiscally-transparent intermediary for foreign persons must deliver to the Depositary before the payment a properly completed and executed Form W-8IMY or other equivalent form. Non-U.S. persons who claim an exemption from withholding on the grounds that the gross proceeds paid under the tender offer are effectively connected with the conduct of a trade or business by such persons within the United States must deliver to the Depositary before the payment a properly completed and executed Form W-8ECI or other equivalent form. Non-U.S. persons who claim an exemption from, or a reduced rate of, withholding on the grounds that they are exempt from U.S. withholding must deliver to the Depositary before the payment a properly completed and executed Form W-8EXP or other equivalent form. Finally, non-U.S. persons who are the beneficial owners of the Depositary Shares, must deliver to the Depositary before the payment a properly completed and executed Form W-8BEN or other equivalent form, regardless of whether such persons are claiming exemption from, or a reduced rate of, withholding.

Foreign Holders may be eligible to file for a refund of all or a portion of any tax withheld if the foreign Holders’ receipt of cash in exchange for Depositary Shares pursuant to the Offer qualifies as a sale or exchange for U.S. federal income tax purposes, if the amount withheld was entitled to the benefits of a reduced rate of withholding pursuant to a treaty but a higher rate has been withheld, or if the Holder is otherwise able to establish that no tax or a reduced rate of tax is actually due.

Foreign Holders are urged to consult their tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a reduction of or an exemption from withholding tax.

13.    Lost or Destroyed Depositary Receipts.  Holders whose depositary receipts for part or all of their Depositary Shares have been lost, stolen, misplaced or destroyed may contact the Depositary at (877) 282-1168 for instructions as to obtaining a replacement depositary receipt. That depositary receipt will then be required to be submitted together with the Letter of Transmittal in order to receive payment for Depositary Shares that are tendered and accepted for payment. A bond will be required to be posted by the Holder to secure against the risk that the depositary receipts may be subsequently recirculated. Holders are urged to contact the Depositary immediately in order to permit timely processing of this documentation.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A COPY OR FACSIMILE HEREOF) PROPERLY COMPLETED AND BEARING ORIGINAL SIGNATURE(S) AND THE ORIGINAL OF ANY REQUIRED SIGNATURE GUARANTEE(S), DEPOSITARY SHARES (IN PROPER RECEIPTED OR UNRECEIPTED FORM) AND OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION OF THE OFFER.

IMPORTANT TAX INFORMATION

Under federal income tax law, a holder of Depositary Shares (a “Holder”) whose tendered Depositary Shares are accepted for payment is generally required to provide the Depositary with such Holder’s current TIN on Substitute Form W-9 below and to certify under penalties of perjury that the TIN is correct and that the Holder is not otherwise subject to backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Depositary is not provided with a properly completed Form W-9, the Purchase Price (as defined in the Offer to Purchase) paid to such Holder or other payee with respect to Depositary Shares purchased pursuant to the Offer may be subject to 30% backup withholding tax. A Holder who fails to comply truthfully with the backup withholding requirements also may have several criminal and/or civil fines and penalties imposed.

Certain Holders are not subject to these backup withholding requirements. Exempt Holders should furnish their TIN, check the “exempt from Backup Withholding” box in Part 4 of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary.

A foreign person, including a foreign entity, may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8BEN (a “Form W-8BEN”) (or other applicable form), signed under penalties of perjury, attesting to that Holder’s foreign status. A Form W-8BEN (or other applicable form) can be obtained from the Depositary. See Instruction 12—“Federal Income Tax Withholding on Foreign Holders of Depositary Shares” above.

Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding on the purchase price paid to a Holder or other payee with respect to Depositary Shares purchased pursuant to the Offer, the Holder is required to provide the Depositary with the following information: (i) the Holder’s correct TIN, including a certification that the TIN provided is correct (or that such Holder is awaiting a TIN); (ii) a certification that (a) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends, (b) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding or (c) the Holder is exempt from backup withholding; and (iii) a certification that the Holder is a U.S. person (including a U.S. resident alien). If you are a U.S. resident alien and you do not have and are not eligible to obtain a social security number, your TIN is your IRS individual taxpayer identification number (“ITIN”); enter it on the social security number line.

What TIN to Give the Depositary

The Holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the participant of the Book-Entry Transfer Facility (The Depositary Trust Company) whose name appears on a security position listing as the owner of the Depositary Shares. If the Depositary Shares are registered in more than one name or are not registered in the name of the actual owner, consult the chart entitled “What Name and Number To Give the Depositary,” included in the instructions for Substitute Form W-9.

Name Business Name, if different Check appropriate line: Individual/sole proprietor Corporation Partnership Other Address City State Zip

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”)	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number(s) or Employer Identification Number(s)

Part 2—Certification—Under penalties of perjury, I certify that:

(1)    the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued for me), and

(2)    I am not subject to backup withholding because: (a) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding, or (c) I am exempt from backup withholding and

(3)    I am a U.S. person (including a U.S. resident alien).

Part 3— Awaiting TIN ☐

Part 4— Exempt from Backup Withholding ☐

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Signature:                                                                                     Date:                                                                                   , 2003.

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF

TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Depositary. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

WHAT NAME AND NUMBER TO GIVE THE DEPOSITARY

For this type of account:		Give the name and social security number of—

1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or single owner LLC	The owner(3)

For this type of account:		Give the name and social security number of—

1.	Sole proprietorship or single owner LLC	The owner(3)

2.	A valid trust, estate, or pension trust	The legal entity(4)

3.	Corporation or LLC electing corporate status on Form 8832	The corporation

4.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

5.	Partnership or multi-member LLC	The partnership

6.	A broker or registered nominee	The broker or nominee

7.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
Note:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number, apply for one immediately. To apply for a social security number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office or get this form on-line at www.ssa.gov/online/ss5.html. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number to apply for an employer identification number. You can get Forms W-7 and SS-4 from the IRS by calling 1(800) TAX-FORM or on-line from the IRS website at www.irs.gov.

Payees and Payments Exempt from Backup Withholding

Payees specifically exempted from backup withholding include:

1.	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

2.	The United States or any of its agencies or instrumentalities.

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4.	A foreign government or any of its political subdivisions, agencies or instrumentality.

5.	An international organization or any agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

1.	A corporation.

2.	A foreign central bank of issue.

3.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

4.	A futures commission merchant registered with the Commodity Futures Trading Commission.

5.	A real estate investment trust.

6.	An entity registered at all times during the tax year under the Investment Company Act of 1940.

7.	A common trust fund operated by a bank under Section 584(a).

8.	A financial institution.

9.	A middleman known in the investment community as a nominee or custodian.

10.	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

1.	Payments to nonresident aliens subject to withholding under Section 1441.

2.	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

3.	Payments of patronage dividends not paid in money.

4.	Payments made by certain foreign organizations.

5.	Section 404(k) distributions made by an ESOP.

Payments of interest generally exempt from backup withholding include the following:

1.	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

2.	Payments described in Section 6049(b)(5) to nonresident aliens.

3.	Payments on tax-free covenant bonds under section 1451.

4.	Payments made by certain foreign organizations.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations thereunder.

Exempt payees should complete a substitute Form W-9 to avoid possible erroneous backup withholding. Furnish your taxpayer identification number, check the box in Part 4 on the form, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate Form W-8 and return it to the payer.

Privacy Act Notice. Section 6109 requires you to provide your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return. The IRS may also provide this information to various government agencies for tax enforcement or litigation purposes or to help enforce federal non-tax criminal laws and to combat terrorism. Payees must provide their taxpayer identification numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)    Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)    Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)    Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

IMPORTANT: This Letter of Transmittal or a manually signed facsimile thereof (together with certificates for Shares and all other required documents) or the Notice of Guaranteed Delivery must be received by the Depositary prior to 5:00 p.m., New York City time, on Monday, June 9, 2003 (or if the offer is extended, the expiration date as extended), at the appropriate address set forth below:

The Depositary for the Offer is:

EquiServe Trust Company, N.A.

For Account Information Call:

Toll Free: (877) 282-1168

By First Class Mail, By Overnight Courier, By Hand:

EquiServe Trust Company, N.A.

By First Class Mail:	By Overnight Courier:	By Hand:

EquiServe Trust Company, N.A. Attn: Corporate Actions/Perini P.O. Box 43025 Providence, RI 02940-3025	EquiServe Trust Company, N.A. Attn: Corporate Actions/Perini 40 Campanelli Drive Braintree, MA 02184	Securities Transfer & Reporting Services, Inc. EquiServe Trust Company, N.A. 100 William Street, Galleria New York, NY 10038

Facsimile for Guaranteed Delivery:

(Eligible Institutions Only)

(781) 575-4827

Confirmation of Receipt of Guaranteed Delivery:

(781) 575-4816

Any questions or requests for assistance or additional copies of this Letter of Transmittal, the Offer to Purchase, the Supplement to the Offer to Purchase, the Notice of Guaranteed Delivery and the accompanying materials may be directed to the Information Agent at the telephone numbers or address set forth below. Holders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

GEORGESON SHAREHOLDER COMMUNICATIONS INC.

17 State Street – 10th

Floor New York, NY 10004

Toll Free: (866) 288-2832

Banks and Brokers Call: (212) 440-9800